EXHIBIT 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: February 16, 2016

MONARCH ALTERNATIVE CAPITAL LP

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Chief Executive Officer

MDRA GP LP
By: Monarch GP LLP, its general partner

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Member

MONARCH GP LLC

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Member

MONARCH DEBT RECOVERY MASTER FUND LTD
By: Monarch Alternative Capital LP, its investment manager

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Chief Executive Officer

MONARCH GP INVESTOR LLC

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Executive Committee Member

SCHEDULE 13D

CUSIP No. N/A	Page 2 of 2 Pages

MONARCH ALTERNATIVE CAPITAL GP III LLC
By: Monarch GP Investor LLC, its managing member

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Executive Committee Member

MONARCH CAPITAL MASTER PARTNERS III LP
By: Monarch Alternative Capital LP, its investment manager

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Chief Executive Officer

MCP HOLDINGS GP LLC
By: Monarch GP Investor LLC, its managing member

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Executive Committee Member

MCP HOLDINGS MASTER LP
By: Monarch Alternative Capital LP, its investment manager

By:	/s/ Michael Weinstock
	Name:	Michael Weinstock
	Title:	Chief Executive Officer